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                                                  Exhibit 10(hhhhh)


                        CONTROL TRANSFER AGREEMENT


     This Control Transfer Agreement (this "Agreement"), dated as of December 31, 1996, is entered into by and among Interstate Business Corporation, a Delaware corporation ("IBC"), Interstate General Company L.P., a Delaware limited partnership ("IGC"), Interstate General Properties Limited Partnership S.E., a Maryland limited partnership ("IGP"), Housing Development Associates S.E., a Puerto Rico partnership ("HDA"), Equus Management Company, a Delaware corporation ("EMC"), and Equus Gaming Company L.P., a Virginia limited partnership ("Equus").

                           W I T N E S S E T H:

     WHEREAS, EMC, Equus and HDA are all commonly controlled, directly or indirectly by IGC;

     WHEREAS, IGC wishes to divest itself of control of EMC, Equus and HDA by transferring such control to IBC;

     WHEREAS, in anticipation of the control transfer to be effected by this Agreement, in April 1996 IGP transferred to EMC certain employees that perform consulting services for El Comandante Operating Company, Inc. ("ECOC") and IGP assigned to EMC its rights under that certain Consulting Agreement dated as of December 15, 1993 by and between IGP and ECOC, and in August 1996 IGP transferred certain employees that perform services for Equus and HDA to the payroll of EMC and IGP assigned to EMC that certain Amended and Restated Management Agreement dated as of December 15, 1993 by and between IGP and HDA (all such employees are referred to herein as the "Transferred Employees");

     WHEREAS, in transferring control, IGC, Equus and EMC wish to preserve the employee benefits presently enjoyed by EMC employees and wish to provide for continued funding of certain EMC and Equus expenses;

     WHEREAS, the Board of Directors of each of IBC, EMC and the managing general partner of IGC has determined that the transaction contemplated by this agreement are fair to each of IBC, IGC and Equus and are at least as favorable to each such company as would be available for substantially comparable transactions between unrelated parties;

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Transfer of Stock. For and in consideration of the undertaking set forth in Section 3 hereof, IGC hereby sells, assigns, transfers and conveys to IBC, and IBC hereby purchases, acquires and accepts from IGC, all of IGC's right, title and interest in and to 100 shares of the Common Stock of EMC (the "EMC Stock"). IGC and EMC represent and warrant to IBC that the EMC Stock constitutes all of the issued and outstanding shares of capital stock of EMC. IBC hereby acknowledges receipt of certificate No. ____ representing the EMC Stock, duly endorsed by IGC. IBC shall surrender

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such stock certificate to EMC and EMC shall issue to IBC a stock certificate evidencing IBC's ownership of the EMC Stock and bearing the following legend:

     Certain dividend and transfer rights with respect to the shares represented by this certificate have been irrevocably assigned to Interstate General Company L.P., or its successors or assigns, in accordance with that certain Control Transfer Agreement dated as of December 31, 1996. The Shares represented by this certificate have not been registered under the Securities Act of 1933. Such Shares have been acquired for investment and may not be pledged, offered, sold or transferred except in compliance with the registration requirements of the Securities Act of 1933 or an exemption therefrom, or upon delivery to Equus Management Company ("EMC"), if requested, of an opinion of counsel, in form and substance reasonably satisfactory to EMC, that registration under such Act is not required.

     2. Transfer of IGC GP Interest. For and in consideration of the undertakings set forth in Section 3 hereof, IGC shall, if and when it receives Nasdaq Approval (as hereinafter defined), sell, assign, transfer and convey to IBC, and IBC shall purchase, acquire and accept from IGC, all of IGC's right, title and interest in and to IGC's general partnership interest (the "IGC GP Interest"). Upon the transfer to IBC of the IGC GP Interest, IGC shall withdraw as a general partner of Equus.

     3. IBC Undertakings. For and in full consideration of the transfer of the EMC Stock and the IGC GP interest to IBC by IGC, IBC hereby agrees to:

          (a) forever indemnify and hold harmless IGC, and its successors and assigns from and against any and all liability and expense (including, without limitation, any liability for debts or obligations incurred by Equus) which IGC may incur as a result of its serving as a general partner of Equus;

          (b) use its best efforts to obtain the approval of Nasdaq Stock Market to the continued listing of Equus' Class A Limited Partnership Units ("Equus Units") on the Nasdaq Stock Market in the event of and following the withdrawal of IGC as a general partner of Equus ("Nasdaq Approval");

          (c) irrevocably assign to IGC all rights to any distributions received by EMC from Equus in respect of its .99% general partnership interest in Equus to the extent that such distributions exceed the expenses and liabilities of EMC incurred in the ordinary course of business in its capacity as managing general partner of Equus; and

          (d) not transfer or otherwise dispose of any EMC stock other than (i) to an affiliate or IBC who agrees to remain bound by the terms of this Agreement, or (ii) to any party in an arm's length transaction for fair value which such value is hereby irrevocably assigned to IGC.

     4. Assignment of Master Support Agreement. IGC, hereby assigns to IBC all rights and IBC hereby assumes all obligations under that certain Master Services and Support Agreement between IGC and Equus dated as of December 9, 1994 (the "Support Agreement"). Equus hereby consents to such assignment.


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     5.   Unit Transfers to Fund Employee Benefits.  IGC, Equus and EMC
hereby amend that certain Distribution Agreement dated as of August, 1994 to reduce by 50,000 the number of Equus Units that Equus is obligated to deliver to IGC from time to time to fund employee benefit obligations of IGC (the "Relinquished Units"). IGC hereby transfers and conveys to Equus 75,000 Class A Limited Partnership Units of IGC (the "Reserved IGC Units"). Equus shall offer the Transferred Employees unit incentive awards ("Replacement Awards") that will provide benefits substantially equivalent to incentive compensation awards issued to such Transferred Employees by IGC and until Equus' obligations with such Replacement Awards have been satisfied, Equus shall use the Relinquished Units and the Reserved IGC Units solely to satisfy obligations under such Replace Awards. IGC is issuing the Reserved Units to Equus without registration under the Securities Act of 1933. The Unit certificates evidencing the Reserved Units shall bear the following legend:

     Transfer of the Units represented by this certificate are subject to certain restrictions in accordance with that certain Control Transfer Agreement dated as of December 31, 1996. The Units represented by this certificate have not been registered under the Securities Act of 1933. Such Units have been acquired for investment and may not be pledged, offered, sold or transferred except in compliance with the registration requirements of the Securities Act of 1933 or an exemption therefrom, or upon delivery to Interstate General Company L.P. ("IGC"), if requested, of an opinion of counsel, in form and substance reasonably satisfactory to IGC, that registration under such Act is not required.

     6. Assignment of HDA Management Agreement. IGP hereby assigns to EMC all rights, and EMC hereby assumes from IGP all obligations under that certain Amended and Restated Management Agreement dated December 15, 1993 by and between IGP and HDA (the "HDA Management Agreement"). IGP shall provide EMC office space and office equipment and supplies (including telecommunications equipment and services) suitable to permit EMC to perform the obligations assumed under the HDA Management Agreement. EMC shall reimburse IGP for its direct costs incurred in providing such administrative support.

     7. Further Actions. The parties hereto shall promptly execute and deliver all such documents, instruments and agreements and take such other actions as may be necessary or desirable to carry into effect the transactions contemplated hereby.

     8. Amendments; Waivers. Any provisions of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by all of the parties hereto. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     9. Severability. Should any provision of this Agreement for any reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any of the other provisions of this Agreement, which remaining provisions shall remain in full force and effect, and the application of such invalid or unenforceable provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by law.

     10. Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only, do no constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

     11. Applicable Law. The validity and interpretation of this Agreement and the performance by the parties of their respective obligations hereunder shall be governed by the laws of the State of Delaware without regard to its choice of law provisions.

     12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged thereby.

     13. Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matters hereof, and supersedes all previous agreements and understandings among the parties with respect to such matters.

     14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and transferees.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

INTERSTATE GENERAL PROPERTIES           INTERSTATE BUSINESS CORPORATION
LIMITED PARTNERSHIP S.E.

By:  Interstate General Company L.P.    By:  /s/ J. Michael Wilson
     its General Partner                     --------------------------
                                        Name:  J. Michael Wilson
                                        Title: President
By:  Interstate General Management
     Corporation, its Managing          INTERSTATE GENERAL COMPANY L.P.
     General Partner
                                        By:  Interstate General Management
By:  /s/ J. Michael Wilson                   Corporation, its Managing
     ------------------------------          General Partner
Name:  J. Michael Wilson
Title: Vice Chairman                    By:  /s/ J. Michael Wilson
                                             ---------------------------
                                        Name:  J. Michael Wilson
                                        Title: Vice Chairman

EQUUS GAMING COMPANY L.P.

By:  Equus Management Company, its      EQUUS MANAGEMENT COMPANY
     Managing General Partner

By:  /s/ Donald G. Blakeman             By:  /s/ Donald G. Blakeman
     -------------------------------         ----------------------------
Name:  Donald G. Blakeman               Name:  Donald G. Blakeman
Title: President                        Title: President

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HOUSING DEVELOPMENT
  ASSOCIATES, S.E.

By:  Equus Gaming Company L.P., its
     Managing General Partner

By:  Equus Management Company, its
     Managing General Partner

By:  /s/ Donald G. Blakeman
     -------------------------------
Name:  Donald G. Blakeman
Title: President

                  AMENDMENT TO CONTROL TRANSFER AGREEMENT

     This Amendment to Control Transfer Agreement (this "Amendment"), dated as of March 25, 1997, is entered into by and among Interstate Business Corporation, a Delaware corporation ("IBC"), Interstate General Company L.P., a Delaware limited partnership ("IGC"), Interstate General Properties Limited Partnership S.E., a Maryland limited partnership ("IGP"), Housing Development Associates S.E., a Puerto Rico partnership ("HDA"), Equus Management Company, a Delaware corporation ("EMC"), and Equus Gaming Company L.P., A Virginia limited partnership ("Equus").

W I T N E S S E T H:

     WHEREAS, the parties hereto are parties to that certain Control Transfer Agreement dated as of December 31, 1996 (the "Agreement"); and

     WHEREAS, the parties hereto now wish to amend Sections 4, 5 and 6 of the Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Amendments. Sections 4, 5 and 6 of the Agreement are hereby amended and restated in their entirety as follows:

          4. Assignment of Master Support Agreement. Effective as of October 1, 1996, IBC assumed certain obligations of IGC under that certain Master Services and Support Agreement between IGC and Equus dated as of December 9, 1994 (the "Support Agreement") with respect to the provision of accounting services to Equus. Equus hereby consents to such assumption and confirms payment to IBC of $5,000 for such services provided during the third quarter of 1996 and $1,000 per month thereafter. IBC shall continue to provide such accounting services for the remaining term of the Support Agreement.

          5. Unit Transfers to Fund Employee Benefits. IGC, Equus and EMC hereby amend that certain Distribution Agreement dated as of August 1994 to reduce by 50,000 the number of Equus Units that Equus is obligated to deliver to IGC from time to time to fund employee benefit obligations of IGC (the "Relinquished Units"). IGC hereby transfers and conveys to Equus 75,000 Class A Limited Partnership Units of IGC (the "Reserved Awards") that will provide benefits substantially equivalent to incentive compensation awards issued to such Transferred Employees by IGC and until Equus' obligations with such Replacement Awards have been satisfied, Equus shall use the Relinquished Units and the Reserved Units solely to satisfy obligations under such Replacement Awards. IGC is issuing the Reserved Units to Equus without registration under the Securities Act of 1933. The Unit certificate evidencing the Reserved Units shall bear the following legend:

     Transfer of the Units represented by this certificate are subject to certain restrictions in accordance with that certain Control Transfer Agreement dated as of December 31, 1996 as it may be amended from time to time. The Units represented by this certificate have not been registered under the Securities Act of 1933. Such Units have been acquired for investment and may not

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     be pledged, offered, sold or transferred except in compliance with the registration requirements of the Securities Act of 1933 or an exemption therefrom, or upon delivery to Interstate General Company L.P. ("IGC"), if requested, of an opinion of counsel, in form and substance reasonably satisfactory to IGC, that registration under such Act is not required.

The Replacement Awards will include an option granted to Donald Drew to purchase up to 20,000 Reserved Units for an exercise price of $4.00 per Unit (the "Drew Option"). In the event that the Drew Option, or any portion thereof, is exercised, Equus shall deliver the option price received by Equus to IGC within five (5) business days of its receipt thereof. In the event that the Drew Option lapses without being fully exercised, Equus shall return to IGC within (5) business days of such lapse the number of Units for which the Drew Option remained exercisable upon the date of its lapse. Equus shall not reduce the exercise price of the Drew Option without the written consent of IGC.

     6. Assignment of HDA Management Agreement. IGP hereby assigns to EMC all rights, and EMC hereby assumes from IGP all obligations under that certain Amended and Restated Management Agreement dated December 15, 1993 by and between IGP and HDA (the "HDA Management Agreement"). IGP shall provide EMC office space and office equipment and supplies (including telecommunications equipment and services) suitable to permit EMC to perform the obligations assumed under the HDA Management Agreement. EMC shall reimburse IGP for its direct costs incurred in providing such administrative support. The terms of this Section shall be effective retroactively to August 16, 1996.

     2. Effectiveness of Amendment. This Amendment shall be effective as of the date hereof. Except as expressly amended hereby, all other provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                         INTERSTATE GENERAL COMPANY L.P.

                         By:  Interstate General Management
                              Corporation, its managing
                              general partner


                         By:  /s/ Edwin L. Kelly
                              --------------------------------
                              Name:  Edwin L. Kelly
                              Title: President

                         EQUUS GAMING COMPANY L.P.

                         By:  Equus Management Company,
                              its managing general partner


                         By:  /s/ Donald G. Blakeman
                              -------------------------------
                              Name:  Donald G. Blakeman
                              Title: President

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                         INTERSTATE BUSINESS CORPORATION


                         By:  /s/ J. Michael Wilson
                              -------------------------------
                              Name:  J. Michael Wilson
                              Title: President


                         EQUUS MANAGEMENT COMPANY


                         By:  /s/ Donald G. Blakeman
                              -------------------------------
                              Name:  Donald G. Blakeman
                              Title: President


                         HOUSING DEVELOPMENT ASSOCIATES S.E.

                         By:  Equus Gaming Company, L.P.
                              its managing general partner

                              By:  Equus Management Company,
                                   its managing general partner


                              By:  /s/ Donald G. Blakeman
                                   ------------------------------
                                   Name:  Donald G. Blakeman
                                   Title: President


                         INTERSTATE GENERAL PROPERTIES LIMITED
                         PARTNERSHIP S.E.

                         By:  Interstate General Company L.P.
                              its managing general partner

                              By:  Interstate General Management
                                   Corporation, its managing
                                   general partner

                              By:  /s/ Edwin L. Kelly
                                   -----------------------------
                                   Name:  Edwin L.Kelly
                                   Title: President